SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                              --------------------


                                    FORM 8-K

                                 CURRENT REPORT

                              --------------------

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934



       Date of report (Date of earliest event reported): JANUARY 8, 1998



                              STARBASE CORPORATION
             (Exact Name of Registrant as Specified in its Charter)



            DELAWARE                       0-25612            33-0567363
 (State or Other Jurisdiction of    (Commission File       (I.R.S. Employer
          Incorporation)                 Number)           Identification No.)


    18872 MACARTHUR BOULEVARD, SUITE 300
             IRVINE, CALIFORNIA                                 92612
  (Address of Principal Executive Offices)                    (Zip Code)

                                 (714) 442-4400
              (Registrant's telephone number, including area code)

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


         This Current Report on Form 8-K is filed by StarBase Corporation, a Delaware corporation (the "Company"), in connection with the matters described herein.


ITEM 5.  OTHER EVENTS

         On January 8, 1998, the Company closed the first tranche of 600,000 units in a private placement offering of 1,200,000 units of equity securities of the Company (the "Series D Units"). Each Series D Unit consists of one share of the Company's Series D Preferred Stock, par value $0.01 per share (the "Series D Preferred Stock"), with each share of Series D Preferred Stock convertible into a share or shares of common stock, par value $0.01 per share, of the Company (the "Common Stock"), and one non-transferable warrant to purchase a 0.4166 share of Common Stock, exercisable at $1.25 per share through January 8, 2003. Each Series D Unit was offered at a subscription price of $1.25 per unit.

         On January 8, 1998, the Company commenced a private placement offering of up to 1,600,000 units of equity securities of the Company (the "Series E Units"). Each Series E Unit consists of one share of the Company's Series E Preferred Stock, par value $0.01 per share (the "Series E Preferred Stock"), with each share of Series E Preferred Stock convertible into a share or shares of Common Stock, and one non-transferable warrant to purchase a 0.5 share of Common Stock, exercisable at $1.80 per share through the first anniversary of the issuance date of the warrants and thereafter at $2.00 through the second anniversary of the issuance date of the warrants. Each Series E Unit will be offered at a subscription price of $1.25 per unit. As of January 8, 1998, 341,609 Series E Units were issued and sold.

         The proceeds of the Series D and Series E private placements will be used for general corporate purposes, including the launch of the Company's new product, StarTeam 3.0.

         The Series D Units and the Series E Units were offered to the subscribers in compliance with Section 4(2) of the Securities Act of 1933, as amended (the "Act"), who are "accredited investors" (as such term is defined in Regulation D of the Act). The shares of Common Stock and warrants sold have not been registered under the Act and may not be offered or sold in the United States absent registration or an exemption from the registration requirements of the Act.


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(b)         PRO FORMA FINANCIAL INFORMATION.
Pro Forma Balance Sheet (utilizing  November 30, 1997 numbers)      Page 4
Statement of Operations (utilizing November 30, 1997 numbers)       Page 5

(c)      Exhibits.

4.1      Form of Subscription Agreement

4.2      Certificate of Designation (Series D Preferred Stock) of
         StarBase Corporation, dated January 8,1998

4.3      Form of Registration Rights Agreement (Series D Units)

4.4      Form of Warrant (Series D Units)

4.5      Form of Securities Purchase Agreement (Series E Units)

4.6      Certificate of Designation (Series E Preferred Stock) of
         StarBase Corporation, dated January 8, 1998

4.7      Form of Warrant (Series E Units)

4.8      Form of Registration Rights Agreement (Series E Units)




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SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                  STARBASE CORPORATION
                                  (Registrant)

JANUARY 9, 1998                   /S/ DONALD R. FARROW
----------------                  -------------------------------------
Date                              Donald R. Farrow
                                  President and Chief Operating Officer


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                              STARBASE CORPORATION
                          (a development stage company)

                             PRO FORMA BALANCE SHEET
             (in thousands, except number of shares and par values)

                                                                                    Pro Forma Adjustments
                                                                        ============================================
                                                                            Debt
                                                         November 30,    Conversions     Financing
                                                             1997            (a)           (b)          Pro Forma
                                                        --------------- ------------- --------------- --------------
                                                         (unaudited)     (unaudited)    (unaudited)     (unaudited)
     ASSETS

     Current Assets:
       Cash and cash equivalents                        $       1,670   $           - $        1,059  $        2,729
       Accounts receivable, net of allowances of $56              294               -              -             294
       Notes and other receivables                                169               -              -             169
       Prepaid expenses and deferred charges                      205               -              -             205
       Inventories                                                 17               -              -              17
                                                        --------------- -------------- -------------- ---------------
         Total current assets                                   2,355               -          1,059           3,414

     Property and equipment, net                                  632               -              -             632
     Note receivable from officer                                  76               -              -              76
     Other non-current assets                                     144               -              -             144
                                                        --------------- -------------- -------------- ---------------
     Total assets                                       $       3,207   $           - $        1,059  $        4,266
                                                        =============== ============= =============== ===============


     LIABILITIES AND SHAREHOLDERS' EQUITY

     Current Liabilities:
       Accounts payable and accrued liabilities         $       1,103   $         (21)$            -  $        1,082
       Current portion of capital lease obligation                  9               -              -               9
                                                        --------------- --------------- ------------- ---------------
         Total current liabilities                              1,112             (21)             -           1,091

     Long-term debt:
       Capitalized lease obligation, less current
         portion                                                   41               -              -              41
       6% Convertible Debentures, net of discount of
         $50                                                    1,495          (1,075)             -             420
                                                        --------------- --------------- -------------- --------------
         Total long-term debt                                   1,536          (1,075)             -             461

         Total liabilities                                      2,648          (1,096)             -           1,552

     Shareholders' equity:
     Preferred Stock, $.01 par value; authorized
         10,000,000; issued and outstanding -0-
         (November 30, 1997)                                        -               -              9               9
       Common stock, $.01 par value; authorized
         50,000,000; issued and outstanding                       165              12              -             177
         16,537,897 (November 30, 1997)
      Additional paid-in capital                               29,139           1,084          1,050          31,273
      Deficit accumulated during development stage            (28,745)              -              -         (28,745)
                                                        --------------- --------------- -------------- ---------------
       Total shareholders' equity                                 559           1,096          1,059           2,714
                                                        --------------- --------------- -------------- ---------------
     Total liabilities and shareholders' equity         $       3,207   $           -   $      1,059   $       4,266
                                                        =============== =============== ============== ===============
--------------------

(a) To reflect the receipt of conversion notices from several holders of 6% Convertible Debentures into 1,220,534 shares of the Company's common stock during the period of December 1, 1997 through January 9, 1998.
(b) To reflect subcription agreements with three investors to purchase 801,609 shares of the Company's preferred stock at $1.25 per share, including warrants to purchase 422,304 shares of the Company's common stock at prices ranging from $1.25-1.80 per share through January 8, 2003, net of estimated financing costs.

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                              STARBASE CORPORATION
                          (a development stage company)

                             STATEMENT OF OPERATIONS
                                   (Unaudited)
                    (in thousands, except per share amounts)



                                                                                            Eight
                                                            The Month                       Months
                                                              Ended                         Ended
                                                           November 30,                  November 30,
                                                               1997                         1997
                                                           -------------                -------------

Revenues:
  Products                                                      138                          874
  License and royalty                                            54                          233
  Other                                                           -                            -
                                                           -------------                -------------
    Total revenues                                              192                         1107

Cost of Sales:
  Consulting services                                             -                            -
  Consulting services-related party                               -                            -
  Products, licenses and other                                   13                           78
                                                           -------------                -------------
    Total cost of sales                                          13                           78
                                                           -------------                -------------

Gross margin                                                    179                        1,029

Operating Expenses:
  Research and development                                      258                        1,511
  Selling, general and administrative                           555                        3,436
                                                           -------------                -------------
    Total operating expenses                                    813                        4,947
                                                           -------------                -------------

  Operating loss                                               (634)                      (3,918)

  Interest income                                                 8                           68
  Interest expense                                             (233)                        (914)
  Other income and expense                                       (8)                         (33)
                                                           -------------                -------------
  Total interest and other income and expense                  (233)                        (879)

Loss before income taxes                                       (867)                      (4,797)

  Provision for income taxes                                      0                            1
                                                           -------------                -------------
    Net loss                                              $    (867)                   $  (4,798)
                                                           =============                =============

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

                                  EXHIBIT INDEX


Exhibit
 No.
------

4.1  Form of Subscription Agreement

4.2  Certificate  of  Designation   (Series  D  Preferred   Stock)  of  StarBase
     Corporation, dated January 8,1998

4.3  Form of Registration Rights Agreement (Series D Units)

4.4  Form of Warrant (Series D Units)

4.5  Form of Securities Purchase Agreement (Series E Units)

4.6  Certificate  of  Designation   (Series  E  Preferred   Stock)  of  StarBase
     Corporation, dated January 8, 1998

4.7  Form of Warrant (Series E Units)

4.8  Form of Registration Rights Agreement (Series E Units)